Exhibit 99.1

Royal Gold Announces Substantial Reserve Increases and Production
Forecasts Associated with its Royalty Interests

•	Gold reserves increase 30% to 64.2 million ounces
•	Silver reserves increase 16% to 1.2 billion ounces

DENVER, COLORADO.  MAY 20, 2009: ROYAL GOLD, INC. (NASDAQ:RGLD; TSX: RGL), a leading precious metals royalty company, today announced  updated estimates for ore reserves, additional mineralization, and calendar 2009 production forecasts for its royalty portfolio.  Updated reserves, additional mineralization and production estimates, as of December 31, 2008, are provided to the Company by the operators of its royalty properties or have been obtained by Royal Gold through publicly available information.

At the end of calendar 2008, total precious metals reserves subject to the Company’s royalty interests include 64.2 million ounces of gold and 1.2 billion ounces of silver.  This reflects a net gain of 14.7 million ounces of gold and 167 million ounces of silver, representing a 30 % increase in gold reserves and a 16% increase in silver reserves over the prior calendar year-end.

Tony Jensen, President and Chief Executive Officer, commented, “We are pleased to report   significant increases in our precious metal reserves.  Our reserve growth is largely a result of the portfolio of royalties we acquired in the Barrick transaction and the on-going successes of our royalty operators in converting additional mineralized material into reserves, particularly at the Peñasquito, Cortez, Canadian Malartic and Mulatos properties.  This increase reinforces our strategy to identify and acquire royalty properties with significant upside potential that are managed by top-quality operators.”

PRINCIPAL PRODUCING PROPERTIES

Summarized below are our principal producing and development properties.  The Company considers both historical and future expected revenues in determining which royalties in our portfolio are principal to our business.

Cortez - Pipeline Mining Complex (USA, Nevada)

The Cortez Pipeline Mining Complex is a large surface gold mining operation operated by Barrick.  Royal Gold holds four gold royalty interests at Cortez, consisting of two sliding-scale gross smelter return (“GSR”) royalties (“GSR1” and “GSR2”), a fixed-rate GSR royalty (“GSR3”) and a net value return royalty (“NVR1”).

The GSR1 and GSR2 royalty rate is currently 5.0% and covers a majority of the Pipeline, South Pipeline, Crossroads area and a portion of the Gap deposit.  The GSR3 royalty rate is fixed at 0.71% for the life of the mine and covers the same area as GSR1 and GSR2 combined, except for the Crossroads deposit.  The 0.39% NVR1 royalty covers production from the GAS Claims, an area of interest of approximately 4,000 acres that includes the South Pipeline deposit, but excludes the Pipeline and Crossroads deposits. The Company is currently receiving royalty revenue from all four royalties.

Robinson Mine (USA, Nevada)

Royal Gold holds a 3.0% net smelter return (“NSR”) royalty on the Robinson mine, a surface copper mine with significant gold credits.  The mine is operated by Quadra Mining Ltd. (“Quadra”).

Leeville Mining Complex (USA, Nevada)

Royal Gold holds a 1.8% NSR royalty covering a majority of the underground Leeville Mining Complex.  Leeville is operated by Newmont Mining Corporation (“Newmont”).

Goldstrike Mine - SJ Claims (USA, Nevada)

Royal Gold holds a 0.9% NSR royalty covering a portion of the Betze-Post gold mine, known as the SJ Claims.  The Betze-Post mine, which is part of the larger surface Goldstrike operation, is operated by Barrick Gold Corporation (“Barrick”).

Peñasquito Mine (Mexico, Zacatecas)

Royal Gold holds a 2.0% NSR royalty on all metals produced from the Peñasquito project operated by Goldcorp Inc. (“Goldcorp”).  The Peñasquito project, a surface mine composed of two main deposits called Peñasco and Chile Colorado, hosts one of the world’s largest gold, silver, and zinc reserves, while also containing large lead reserves.  Production commenced in June 2008 from the oxide portion of the deposit.  Start-up of the first sulfide circuit is scheduled to begin in the second half of calendar 2009 with production from the second sulfide circuit commencing in the second half of calendar 2010.

Mulatos Mine (Mexico, Sonora)

Royal Gold holds a 1.0% - 5.0% NSR sliding-scale royalty, currently paying at 5.0%.  Mulatos is a surface gold mine operated by Alamos Gold Inc. (“Alamos”).  The royalty is capped at two million ounces of gold production.  As of March 31, 2009, approximately 370,000 cumulative ounces of gold have been produced.

Taparko Mine (West Africa, Burkina Faso)

Royal Gold holds two initial concurrent production payments, both equivalent to GSR royalties, and two subsequent GSR royalties at the Taparko-Bouroum project, a surface gold operation.  The project is operated by High River Gold Mines Ltd. (“High River”).

The first GSR-equivalent royalty (“TB-GSR1”) is fixed at a rate of 15.0%. The second GSR-equivalent royalty (“TB-GSR2”) is a sliding-scale royalty ranging from 0.0% to 10.0%, depending upon the price of gold.  The TB-GSR2 royalty pays out at a rate of 4.3% when the average monthly gold price ranges between $385 and $430 per ounce.  Outside of this range, the royalty rate is calculated by dividing the average monthly gold price by 100 for gold prices above $430 per ounce, or by dividing the average monthly gold price by 90 for gold prices below $385 per ounce (e.g., a $900 per ounce gold price results in a rate of 900/100 = 9.0%).  Both TB-GSR1 and TB-GSR2 continue until either total production reaches 804,420 ounces of gold, or Royal Gold receives payments totaling $35 million under TB-GSR1, whichever occurs first.  As of March 31, 2009, the Company has recognized revenue totaling $8.8 million on production of 67,000 ounces of gold.

The two subsequent royalties consist of a 2.0% GSR perpetual royalty (“TB-GSR3”), applicable to gold production from defined portions of the Taparko-Bouroum project area, and a 0.75% GSR milling royalty (“TB-MR1”).  The TB-MR1 applies to ore that is mined outside of the defined area of the Taparko-Bouroum project that is processed through the Taparko facilities, up to a maximum of 1.1 million tons per year.  Both the TB-GSR3 and TB-MR1 royalties commence once TB-GSR1 and TB-GSR2, described earlier, have ceased.

Siguiri (West Africa, Guinea)

Royal Gold holds a 0.0% - 1.875% NSR sliding-scale royalty currently paying 1.875%. Siguiri is a surface gold mine operated by AngloGold Ashanti (“AngloGold”).  The royalty is subject to a dollar cap of approximately $12.0 million.  As of March 31, 2009, approximately $9.3 million remains under the cap.

Dolores (Mexico, Chihuahua)

Royal Gold holds a 1.25% NSR on gold and a 2.0% NSR on both gold and silver production from the Dolores project, a surface gold and silver mine operated by Minefinders Corporation Ltd. (“Minefinders”).  Initial production and associated royalty revenue from the 1.25% NSR royalty commenced in the fourth quarter of calendar 2008.  On May 1, 2009, the 2.0% NSR royalty on both gold and silver became effective.

KEY DEVELOPMENT STAGE PROPERTIES

Pascua-Lama (Chile, Region III)

Royal Gold holds a 0.16% - 1.08% sliding-scale NSR royalty on the Pascua-Lama project.  Pascua-Lama is owned by Barrick.   The NSR royalty is applicable to all gold production from an area of interest in Chile.  Royal Gold also holds a 0.216% fixed-rate copper royalty which applies to all of the copper reserves in Chile within the area of interest, but does not take effect until after January 1, 2017.

On May 7, 2009, Barrick announced that it is proceeding to construction with the Pascua-Lama project, and that it has finalized the project’s economic parameters, received key construction permits, and satisfactorily resolved key outstanding fiscal matters with the governments of Chile and Argentina.  Commissioning is expected in late 2012 and production in early 2013.

Canadian Malartic (Canada, Quebec)

Royal Gold holds a 2.0% - 3.0% sliding-scale NSR royalty on the Canadian Malartic gold project owned by Osisko Mining Corporation (“Osisko”).  The NSR royalty is subject to a buy down right of $1.0 - $1.5 million depending upon the price of gold, and is exercisable at any time for one half of the royalty.  Osisko is currently developing the Canadian Malartic gold deposit as a large-scale surface mining operation.

OTHER DEVELOPMENTS

Benso (Ghana, Western Region)

In October 2007, Royal Gold purchased a 1.5% NSR royalty on the Benso gold concession from FairWest Energy Corporation for $1.875 million.  Benso is located in Ghana and operated by Golden Star Resources Ltd (“Golden Star”).  The royalty was subject to a buy back right by Golden Star for Cdn$4.0 million (US$3.4 million).  Golden Star exercised its right to repurchase the royalty in May 2009.   Since production at the property commenced in August 2008, Royal Gold has received $1.0 million in royalty revenue.

RESERVE AND PRODUCTION INFORMATION

The attached Tables contain information regarding the reserves, additional mineralization, and production for all of the Company’s producing and development properties.  Tables 1 and 2 show all of our royalty interests with associated reserves and additional mineralized material and are organized by metal and geographic location.  Our royalty interests represent only a percentage interest in the reserves and production described in the attached tables.  Those percentage interests are based on the terms of the royalty interests applicable to the properties.  For further information about our royalty interests, please see our Annual Report on Form 10-K, as well as our other public reports.

CORPORATE PROFILE

Royal Gold is a precious metals royalty company engaged in the acquisition and management of precious metal royalty interests.  The Company owns royalties on 117 properties on five continents, including royalties on 27 producing mines and 9 development stage projects. Royal Gold is publicly traded on the NASDAQ Global Select Market under the symbol “RGLD” and on the Toronto Stock Exchange under the symbol “RGL.”  The Company’s website is located at www.royaltygold.com.

For further information, please contact:

Karen Gross,
Vice President and Corporate Secretary
(303) 575-6504

Cautionary “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995:  With the exception of historical matters, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained herein.  Such forward-looking statements include statements regarding the on-going success of Royal Gold's royalty operators in converting additional mineralized material into reserves; the Company’s strategy to identify and acquire royalty properties with significant upside potential that are managed by top-quality operators; production estimates for calendar 2009 provided by third-party operators;  reserves and additional mineralization estimates provided by or derived from information provided by third party operators; the sliding-scale features of our royalty structure at certain of our properties; or commencement of production or construction from the operators of certain properties; and the expectation of the royalty payment caps at the Troy and Taparko mines to be met. Like any royalty on a non-producing or not yet in development project, our royalties on development projects are subject to certain risks, such as the ability of the operators to bring the projects into production and operate in accordance with their feasibility studies and the ability of Royal Gold to make accurate assumptions regarding valuation and timing and amount of royalty payments.  In addition, many of our royalty interests are subject to risks associated with conducting business in a foreign country, including application of foreign laws to contract and other disputes, foreign environmental laws and enforcement and uncertain political and economic environments. Factors that could cause actual results to differ materially include, among others, changes in precious metals prices, performance of and production at our royalty properties, decisions and activities of the operators of our royalty properties, mine completion, unanticipated grade, geological, metallurgical, processing or other problems the operators of the mining properties may encounter, changes in project parameters as plans continue to be refined, economic and market conditions, and future financial needs of our operators, as well as other factors described elsewhere in this press release and in our Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission.  These factors are beyond the Company’s ability to predict or control.  The Company disclaims any obligation to update any forward-looking statement made herein.  Readers are cautioned not to put undue reliance on forward-looking statements.

TABLE 1
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
as of December 31, 2008 4,5

Mines are in production unless noted as development (“DEV”)

										PROVEN + PROBABLE
				PROVEN RESERVES			PROBABLE RESERVES			RESERVES

					Avg.	Gold		Avg.	Gold		Avg.	Gold
				Tons of	Gold	Contained	Tons of	Gold	Contained	Tons of	Gold	Contained
				Ore	Grade	Ozs [7]	Ore	Grade	Ozs [7]	Ore	Grade	Ozs [7]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)	(millions)	(oz/ton)	(millions)
Bald Mountain [8]	1.75 - 3.5% NSR	Barrick	USA, Nevada	-	-	-	-	-	-	27.45	0.026	0.720
Cortez (Pipeline) GSR1	0.40 - 5.0% GSR	Barrick	USA, Nevada	3.80	0.095	0.360	24.14	0.051	1.227	27.94	0.057	1.587	[9]
Cortez (Pipeline) GSR2	0.40 - 5.0% GSR	Barrick	USA, Nevada	8.29	0.038	0.312	74.65	0.032	2.362	82.95	0.032	2.674	[9]
Cortez (Pipeline) GSR3	0.71% GSR	Barrick	USA, Nevada	5.48	0.076	0.414	41.32	0.039	1.619	46.79	0.043	2.033	[9]
Cortez (Pipeline) NVR1	0.39% NVR	Barrick	USA, Nevada	3.69	0.047	0.173	38.46	0.037	1.419	42.15	0.038	1.592	[9]
Gold Hill (DEV)	1.0 - 2.0% NSR	Kinross/Barrick	USA, Nevada	0.28	0.013	0.004	31.08	0.015	0.459	31.37	0.015	0.463
Goldstrike [8] (SJ Claims)	0.9% NSR	Barrick	USA, Nevada	-	-	-	-	-	-	47.82	0.121	5.768
Leeville [8]	1.8% NSR	Newmont	USA, Nevada	-	-	-	-	-	-	7.68	0.328	2.518
Marigold [10] (DEV)	2.0% NSR	Goldcorp/Barrick	USA, Nevada	11.75	0.021	0.251	23.89	0.018	0.433	35.63	0.019	0.683
Robinson	3.0% NSR	Quadra	USA, Nevada	130.04	0.007	0.884	4.10	0.005	0.021	134.14	0.007	0.905
Twin Creeks [8]	2.0% GPR	Newmont	USA, Nevada	-	-	-	-	-	-	-	-	0.080

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
as of December 31, 2008 4,5

Mines are in production unless noted as development (“DEV”)

				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY 6	OPERATOR	LOCATION	Tons ofOre (millions)	Avg Gold Grade (oz/ton)	Gold Contained Ozs 7 (millions)	Tons ofOre (millions)	Avg Gold Grade (oz/ton)	Gold Contained Ozs 7 (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs 7 (millions)
Wharf [11]	0.0 - 2.0% NSR	Goldcorp	USA, S. Dakota	11.61	0.023	0.270	1.39	0.022	0.030	13.00	0.023	0.300
Canadian Malartic [8,12] (DEV)	2.0 - 3.0% NSR	Osisko Mining	Canada, Quebec	-	-	-	-	-	-	150.56	0.031	4.727
Holt-Holloway [13] (DEV)	0.00013 x Gold Price	St. Andrew Goldfields	Canada, Ontario	0.11	0.187	0.021	2.84	0.164	0.466	2.95	0.165	0.487
Pine Cove (DEV)	7.5% NPI	New Island Resources/ Anaconda Mining	Canada, Newfoundland	0.00	0.000	0.000	2.57	0.081	0.207	2.57	0.081	0.207
Williams	0.72% NSR	Barrick	Canada, Ontario	7.78	0.073	0.567	1.80	0.103	0.185	9.57	0.079	0.752
Dolores [14]	1.25% NSR 2.0% NSR [15]	Minefinders	Mexico, Chihuahua	62.42	0.023	1.454	47.04	0.021	0.990	109.46	0.022	2.444
El Chanate [16]	2.0 - 4.0% NSR	Capital Gold	Mexico, Sonora	23.03	0.023	0.519	24.52	0.020	0.395	47.55	0.022	0.913
Mulatos [17]	1.0 - 5.0% NSR	Alamos	Mexico, Sonora	13.01	0.050	0.649	39.52	0.035	1.397	52.53	0.039	2.046
Peñasquito [18] (Oxide)	2.0% NSR	Goldcorp	Mexico, Zacatecas	63.71	0.006	0.360	137.40	0.003	0.430	201.11	0.004	0.800
Peñasquito [18] (Sulfide)(DEV)	2.0% NSR	Goldcorp	Mexico, Zacatecas	618.62	0.018	11.390	493.53	0.011	5.250	1,112.15	0.015	16.630

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
as of December 31, 2008 4,5

Mines are in production unless noted as development (“DEV”)

				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)
Don Mario[8,19] (LMZ)	3.0% NSR	Orvana	Bolivia, Chiquitos Province	-	-	-	-	-	-	0.21	0.290	0.060
El Limon	3.0% NSR	B2Gold	Nicaragua, El Limon	0.08	0.157	0.012	1.20	0.135	0.162	1.28	0.136	0.174
El Toqui [20]	1.0 - 3.0% NSR	Breakwater	Chile, Region XI	0.73	0.105	0.077	2.95	0.070	0.207	3.68	0.077	0.284
Martha	2.0% NSR	Coeur d’Alene	Argentina, Santa Cruz Province	0.02	0.07	0.001	0.06	0.04	0.002	0.08	0.04	0.003
Pascua-Lama [21] (DEV)	0.16 - 1.08% NSR	Barrick	Chile, Region III	36.10	0.053	1.917	288.60	0.044	12.698	324.70	0.045	14.615
Balcooma [22]	1.5% NSR	Kagara	Australia, Queensland	0.35	0.020	0.007	2.44	0.008	0.019	2.79	0.009	0.026
Meekatharra [23] (Paddy's Flat) (DEV)	A$10.00 per gold ounce produced	Mercator Gold	Australia, Western Australia	0.00	0.000	0.000	2.19	0.140	0.308	2.19	0.140	0.308
Siguiri [24]	0.0 - 1.875% NSR	Anglogold Ashanti	West Africa, Guinea	61.87	0.016	1.010	73.98	0.030	2.240	135.85	0.024	3.250

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Gold Reserves 1,2,3
as of December 31, 2008 4,5

Mines are in production unless noted as development (“DEV”)

				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Gold Grade (oz/ton)	Gold Contained Ozs [7] (millions)
Taparko [25]	15.0% GSR and	High River	West Africa,	-	-	-	-	-	-	3.09	0.085	0.262	[26,27]
TB-GSR1 and	0.0 – 10.0%		Burkina Faso
TB-GSR2	GSR
Taparko [25]	2.0% GSR	High River	West Africa,	-	-	-	-	-	-	6.42	0.085	0.544
TB-GSR3			Burkina Faso

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Silver Reserves 1,2,3
as of December 31, 2008 5,28

Mines are in production unless noted as development (“DEV”)

				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (millions)	Tons of Ore (millions)	Avg. Silver Grade (oz/ton)	Silver Contained Ozs [7] (millions)
Troy [25]	7.0% GSR [29]	Revett	USA,	-	-	-	-	-	-	0.48	1.19	0.569	[30]
	6.1% GSR [29]		Montana							1.72	1.19	2.046
	2.0% GSR [29]									0.98	1.19	1.164
Dolores [14]	2.0% NSR [15]	Minefinders	Mexico,	62.42	1.18	73.415	47.04	1.13	53.230	109.46	1.16	126.645
			Chihuahua
Peñasquito [18]	2.0% NSR	Goldcorp	Mexico,	63.71	0.54	34.300	137.40	0.28	37.800	201.11	0.36	72.100
(Oxide )			Zacatecas
Peñasquito [18]	2.0% NSR	Goldcorp	Mexico,	618.62	0.99	611.500	493.53	0.73	362.100	1,112.15	0.88	973.600
(Sulfide)			Zacatecas
(DEV)
El Toqui [20]	1.0 - 3.0% NSR	Breakwater	Chile,	0.73	0.15	0.106	2.95	0.38	1.121	3.68	0.33	1.227
			Region XI
Martha	2.0% NSR	Coeur d'Alene	Argentina,	0.02	55.86	0.992	0.06	31.22	1.817	0.08	36.96	2.809
			Santa Cruz
			Province
Balcooma [22]	1.5% NSR	Kagara	Australia,	0.35	1.87	0.654	2.44	0.41	1.003	2.79	0.59	1.657
			Queensland

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves 1,2,3
as of December 31, 2008 5

Mines are in production unless noted as development (“DEV”)

COPPER [31]
				PROVEN RESERVES			PROBABLE RESERVES			PROVEN + PROBABLE RESERVES
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (millions)	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (millions)	Tons of Ore (millions)	Avg. Copper Grade (% Cu)	Copper Contained Lbs [7] (millions)
Robinson	3.0% NSR	Quadra	USA, Nevada	130.04	0.55	1,420	4.10	0.42	35	134.14	0.54	1,455
Troy [25]	7.0% GSR [29]	Revett	USA,	-	-	-	-	-	-	0.44	0.57	5	[30]
	6.1% GSR [29]		Montana							1.50	0.57	17
	2.0% GSR [29]									2.38	0.57	27
El Toqui [20]	1.0 - 3.0% NSR	Breakwater	Chile,	0.00	0.00	0	2.95	0.10	6	2.95	0.10	6
			Region XI
Balcooma [22]	1.5% NSR	Kagara	Australia,	0.35	1.30	9	2.44	3.05	149	2.79	2.83	158
			Queensland

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves 1,2,3
as of December 31, 2008 5

Mines are in production unless noted as development (“DEV”)

ZINC  32
										PROVEN + PROBABLE
				PROVEN RESERVES			PROBABLE RESERVES			RESERVES
					Avg.	Zinc		Avg.	Zinc		Avg.	Zinc
				Tons of	Zinc	Contained	Tons of	Zinc	Contained	Tons of	Zinc	Contained
				Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	(millions)	(% Zn)	(millions)	(millions)	(% Zn)	(millions)	(millions)	(% Zn)	(millions)
Peñasquito [18] (Sulfide) (DEV)	2.0% NSR	Goldcorp	Mexico, Zacatecas	618.62	0.77	9,587	493.53	0.59	5,776	1,112.15	0.69	15,364
El Toqui [20]	1.0 - 3.0% NSR	Breakwater	Chile, Region XI	0.73	7.30	106	2.95	7.10	419	3.68	7.14	525
Balcooma [22]	1.5% NSR	Kagara	Australia, Queensland	0.35	7.20	50	2.44	0.43	21	2.79	1.28	71

LEAD 33
										PROVEN + PROBABLE
				PROVEN RESERVES			PROBABLE RESERVES			RESERVES
					Avg.	Lead		Avg.	Lead		Avg.	Lead
				Tons of	Lead	Contained	Tons of	Lead	Contained	Tons of	Lead	Contained
				Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	(millions)	(% Pb)	(millions)	(millions)	(% Pb)	(millions)	(millions)	(% Pb)	(millions)
Peñasquito [18] (Sulfide) (DEV)	2.0% NSR	Goldcorp	Mexico, Zacatecas	618.62	0.36	4,437	493.53	0.27	2,633	1,112.15	0.32	7,070
El Toqui [20]	1.0 - 3.0% NSR	Breakwater	Chile, Region XI	0.73	0.20	3	2.95	0.50	30	3.68	0.44	33
Balcooma [22]	1.5% NSR	Kagara	Australia, Queensland	0.35	2.60	18	2.44	0.19	9	2.79	0.49	27

See footnotes to Table 1 on pages 14-16.

TABLE 1 (cont.)
Royal Gold’s Royalty Portfolio
Proven and Probable Base Metal Reserves 1,2,3
as of December 31, 2008 5

Mines are in production unless noted as development (“DEV”)

NICKEL 34
PROVEN + PROBABLE
				PROVEN RESERVES			PROBABLE RESERVES			RESERVES
					Avg.	Nickel		Avg.	Nickel		Avg.	Nickel
				Tons of	Nickel	Contained	Tons of	Nickel	Contained	Tons of	Nickel	Contained
				Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]	Ore	Grade	Lbs [7]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	(millions)	(% Ni)	(millions)	(millions)	(% Ni)	(millions)	(millions)	(% Ni)	(millions)
Mt. Goode [8] (Cosmos)	1.5% NSR	Xstrata	Australia, Western Australia	-	-	-	-	-	-	1.21	4.12	101

POTASH 35
PROVEN + PROBABLE
				PROVEN RESERVES			PROBABLE RESERVES			RESERVES
						Finished			Finished			Finished
						Product			Product			Product
				Tons of	Avg.	Contained	Tons of	Avg.	Contained	Tons of	Avg.	Contained
				Ore	K20	Tons [7]	Ore	K20	Tons [7]	Ore	K20	Tons [7]
PROPERTY	ROYALTY [6]	OPERATOR	LOCATION	(millions)	Grade	(millions)	(millions)	Grade	(millions)	(millions)	Grade	(millions)
Allan [36,37]	$0.36 - $1.44 per ton and $0.25/ton	Potash Corporation Of Saskatchewan	Canada, Saskatchewan	-	-	-	-	-	-	361.55	25.90	n/a

See footnotes to Table 1 on pages 14-16.

FOOTNOTES TO TABLE 1

[1]	Set forth below are the definitions of proven and probable reserves used by the U.S. Securities and Exchange Commission.

“Reserve” is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination.

“Proven (Measured) Reserves” are reserves for which (a) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, and the grade is computed from the results of detailed sampling, and (b) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that the size, shape, depth and mineral content of the reserves are well established.

“Probable (Indicated) Reserves” are reserves for which the quantity and grade are computed from information similar to that used for proven (measured) reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced.  The degree of assurance of probable (indicated) reserves, although lower than that for proven (measured) reserves, is high enough to assume geological continuity between points of observation.

[2]
Royal Gold has disclosed a number of reserve estimates that are provided by royalty operators that are foreign issuers and are not based on the U.S. Securities and Exchange Commission's definitions for proven and probable reserves.  For Canadian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of these terms as of the effective date of estimation as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, definitions of "mineral reserve," "proven mineral reserve," and "probable mineral reserve" conform with the Australasian Code for Reporting of Mineral Resources and Ore Reserves prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia, as amended ("JORC Code").

[3]
The reserves reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the reserve estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[4]
Gold reserves were calculated by the operators at the following per ounce prices: $800 – Robinson and Taparko; $775 – Canadian Malartic and Holt-Holloway; $750 – El Chanate, Don Mario, Martha and Williams; $725 – Bald Mountain, Cortez (Pipeline Mining Complex), Gold Hill; Goldstrike, Leeville, Marigold, Pasca-Lama, Peñasquito, Twin Creeks and Wharf; $720 – Siguiri; $700 – Mulatos; $600 – Dolores and El Toqui; $550 – El Limon, and $425 – Pine Cove.  No gold price is reported for Balcooma and Meekatharra.

[5]
Reserves have been reported by the operators as of December 31, 2008, with the exception of the following properties:  Dolores – March 25, 2008; Balcooma – June 30, 2008; Don Mario – September 30, 2008; Mt. Goode – October 31, 2008; and Pine Cove – March 18, 2005.

[6]	See royalty definitions on page 27.

[7]	“Contained ounces” or “contained pounds” do not take into account recovery losses in processing the ore.

[8]	The operators at Allan, Bald Mountain, Canadian Malartic, Don Mario, Goldstrike, Leeville, Mt. Goode and Twin Creeks did not provide a breakdown of proven and probable reserves.

[9]	NVR1 and GSR3 reserves are subsets of the reserves covered by GSR1 and GSR2 reserves.

[10]	The 2.0% NSR royalty interest covers the majority of six sections of land, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.

[11]	NSR sliding-scale schedule (price of gold per ounce – royalty rate): $0.00 to under $350 – 0.0%; $350 to under $400 – 0.5%; $400 to under $500 – 1.0%; $500 or higher – 2.0%.

FOOTNOTES TO TABLE 1 (cont.)

[12]
Royalty is subject to a buy down right of $1.0 - $1.5 million depending on the price of gold, exercisable at any time, for one-half of the royalty.  NSR sliding-scale schedule (price of gold per ounce – royalty rate):  $0.00 - $350 – 2.0%; above $350 – 3.0%.

[13]
Royalty applies on production above 400,000 ounces.  In November 2008, the operator made application to a court in Ontario, Canada for a declaration that it is not obligated to pay the entire royalty defined under the royalty agreement and to dispute the royalty rate.  The operator claims that its predecessor in interest is responsible for payment of some or all of the royalty.

[14]	Dolores reserve numbers have not been updated since material was used for late 2008 commissioning activities.

[15]	The 2.0% royalty became effective on May 1, 2009.

[16]
The NSR sliding-scale royalty is capped once payments of approximately $17 million have been received.  As of March 31, 2009, payments of $1.8 million for the sliding-scale NSR royalty have been recognized.

[17]
The Company’s royalty is subject to a 2.0 million ounce cap on gold production. There have been approximately 370,000 ounces of cumulative production, as of March 31, 2009. NSR sliding-scale schedule (price of gold per ounce – royalty rate):  $0.00 to $299.99 – 1.0%; $300 to $324.99 – 1.50%; $325 to $349.99 – 2.0%; $350 to $374.99 – 3.0%; $375 to $399.99 – 4.0%; $400 or higher – 5.0%.

[18]	Operator reported reserve estimates by material types. The sulfide material will be processed by milling. The oxide material will be processed using heap leaching.

[19]	The Don Mario reserves are contained in the lower mineralized zone (“LMZ”). The upper mineralized zone (“UMZ”) is currently the subject of a feasibility study which is not yet public.

[20]
NSR sliding-scale schedule (price of zinc per ounce – royalty rate):  $0.50 to below $0.55 – 1.0%; $0.55 to below $0.60 – 2.0%; $0.60 or higher – 3.0%.  Gold is produced as a by-product of zinc.  The royalty is currently held in trust by Barrick for Royal Gold pending receipt of necessary consents and assignments.

[21]	Royalty applies to all gold production from an area of interest in Chile. Only that portion of the reserves pertaining to our royalty interest in Chile is reflected here.

[22]	A portion of the reported reserves may not be subject to Royal Gold's royalty interests.

[23]	Royalty applies on production above 50,000 ounces.

[24]
The royalty is capped on a dollar basis and approximately $9.3 million remains unrecognized as of    March 31, 2009.  NSR sliding-scale schedule (price of gold per ounce – royalty rate as of 3/31/09):  $0.00 to $478.10 – 0.0%; $478.10 to $546.41 – 0.625%; $546.42 to $580.57 – 0.875%; $580.58 to $614.72 – 1.125%; $614.73 to $648.87 – 1.50%; above $648.87 – 1.875%.  The sliding-scale schedule is based on the average of the United States, Australian and Canadian Consumer Price Indices on a quarterly basis.  The most current rate available is reflected herein.

[25]	Due to the royalty structure at the Taparko and Troy mines, reserves cannot be broken down into proven and probable.

[26]	TB-GSR1 and TB-GSR2 royalties are subject to the same reserve.

[27]
The reserves at Taparko have been adjusted by Royal Gold based on actual 2008 depletion and on the operator’s reserve gold price assumption of $800 per ounce, to reflect the $35 million cap on the TB-GSR1 royalty.  Upon meeting this cap, both the TB-GSR1 and TB-GSR2 royalties cease and the TB-GSR3 royalty becomes effective.  The TB-GSR3 reserves represent the remaining reserves after subtracting the reserves associated with TB-GSR1 and TB-GSR2.

FOOTNOTES TO TABLE 1 (cont.)

[28]
Silver reserves were calculated by the operators at the following prices per ounce:  $13.25 – Martha; $12.00 – Peñasquito and Troy; $11.00 – El Toqui; and $10.00 – Dolores.  No silver price is available for Balcooma.

[29]
The 7.0% GSR extends until either cumulative production reaches approximately 9.9 million ounces of silver and 84.6 million pounds of copper, or Royal Gold receives $10.5 million in cumulative payments, whichever occurs first.  As of March 31, 2009, Royal Gold has recognized approximately $10.0 million in royalty revenue which is attributable to cumulative production of approximately 4.1 million ounces of silver and 35.8 million pounds of copper.  The 6.1% royalty begins on production in excess of 11.0 million ounces of silver and 94.1 million pounds of copper.  This royalty steps down to a perpetual 2.0% GSR royalty after cumulative production has exceeded 12.7 million ounces of silver and 108.2 million pounds of copper.

[30]
The reserves subject to the 7.0% GSR royalty have been calculated by Royal Gold based on the expectation of meeting the monetary cap of $10.5 million in cumulative payments.  Royal Gold used the   operator’s December 31, 2008 silver and copper reserve prices of $12.00 per ounce and $2.25 per pound, respectively, to calculate this adjustment.

[31]	Copper reserves were calculated by the operators at $2.00 per pound for Robinson; $2.25 per pound for Troy; $2.50 – El Toqui. No copper price is available for Balcooma.

[32]	Zinc reserves were calculated by the operators at the following price per pound: $1.00 – El Toqui; and $0.80 – Peñasquito. No zinc price is available for Balcooma.

[33]	Lead reserves were calculated by the operators at the following price per pound: $0.50 – Peñasquito and $0.70 – El Toqui. No lead price is available for Balcooma.

[34]	Nickel reserve price was not available.

[35]	Potash reserve price was not available.

[36]	The reserve calculation parameters used by the operator to determine reserves can be found in their 2008 Form 10-K.

[37]
The royalty applies to 40% of production.  The royalty rate is $1.44 per ton for the first 600,000 tons on which the royalty is paid, reducing to $0.72 per ton on 600,000-800,000 tons and to $0.36 per ton above 800,000 tons.  The sliding-scale is applicable when the price of potash drops below $23 per ton.  Given the North American market price for potash, the complete sliding-scale schedule is not presented here.  In addition, there is a $0.25 per ton royalty payable on annual production up to 600,000 tons.

NOTES:

Lluvia de Oro – This property was acquired in the Battle Mountain transaction.  The various parties claiming interest in the mining concessions subject to this royalty have disputed any royalty obligation.

Koolanooka – The Koolanooka reserves are based on an above ground stockpile of iron ore fines and not at any specific price.

The operators at Reedy’s Burnakura and Relief Canyon do not report reserve information, only additional mineralized material.

TABLE 2
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 1,2,3
as of December 31, 2008

PROPERTY	ROYALTY [4]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
Bald Mountain	1.75 - 3.5% NSR	Barrick	Measured and Indicated	23.02	0.023
			Inferred	-	-
Cortez (Pipeline) GSR1	0.40 - 5.0% GSR	Barrick	Measured	4.08	0.020	[5]
			Indicated	48.06	0.016	[5]
			Inferred	5.77	0.016	[5]
Cortez (Pipeline) GSR2	0.40 - 5.0% GSR	Barrick	Measured	0.81	0.017	[5]
			Indicated	6.96	0.015	[5]
			Inferred	1.14	0.017	[5]
Cortez (Pipeline) GSR3	0.71% GSR	Barrick	Measured	4.85	0.019	[5]
			Indicated	54.35	0.016	[5]
			Inferred	6.03	0.016	[5]
Cortez (Pipeline) NVR1	0.39% NVR	Barrick	Measured	2.46	0.018	[5]
			Indicated	25.52	0.015	[5]
			Inferred	2.68	0.013	[5]
Goldstrike - SJ Claims	0.9% NSR	Barrick	Measured	1.07	0.064
			Indicated	2.67	0.053
			Inferred	0.31	0.106
Leeville [6]	1.8% NSR	Newmont	Non Reserve Material	0.81	0.392
Marigold [7]	2.0% NSR	Goldcorp / Barrick	Measured	8.47	0.016
			Indicated	33.55	0.015
			Inferred	48.53	0.013
Relief Canyon	4.0% NSR	Firstgold	Measured	0.00	0.000
			Indicated	0.00	0.000
			Inferred	30.48	0.022
Robinson [8]	3.0% NSR	Quadra	Measured	572.95	0.005
(includes reserves)			Indicated	146.71	0.003
			Inferred	88.88	0.002
Wharf	0.0 - 2.0% NSR	Goldcorp	Measured	2.27	0.022
			Indicated	1.95	0.021
			Inferred	0.51	0.020
Holt-Holloway	0.00013 x Gold Price	St. Andrew Goldfields	Measured	1.46	0.194
			Indicated	2.11	0.200
			Inferred	1.18	0.226
Williams	0.72% NSR	Barrick	Measured	1.11	0.054
			Indicated	0.57	0.114
			Inferred	-	-
Dolores [9]	3.25% NSR	Minefinders	Measured and Indicated	7.70	0.090
			Inferred	-	-

See footnotes to Table 2 on page 23.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 1,2
as of December 31, 2008

PROPERTY	ROYALTY [3]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
El Chanate	2.0 - 4.0% NSR	Capital Gold	Measured	5.63	0.020
			Indicated	17.85	0.018
			Inferred	5.98	0.024
Mulatos	1.0 - 5.0% NSR	Alamos	Measured	11.76	0.030
			Indicated	46.27	0.028
			Inferred	35.91	0.029
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	6.35	0.002
(Oxide)			Indicated	33.51	0.002
			Inferred	43.67	0.003
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	122.60	0.007
(Sulfide)			Indicated	555.26	0.007
			Inferred	777.80	0.007
Don Mario [11]	3.0% NSR	Orvana Minerals	Measured	1.86	0.039
(UMZ)			Indicated	4.98	0.040
			Inferred	0.35	0.037
El Limon	3.0% NSR	B2Gold	Measured	0.26	0.211
			Indicated	0.36	0.132
			Inferred	2.69	0.156
El Toqui	1.0 - 3.0% NSR	Breakwater	Measured and Indicated	1.74	0.060
			Inferred	-	-
Martha	2.0% NSR	Coeur d'Alene	Measured	0.00	0.030
			Indicated	0.04	0.020
			Inferred	0.03	0.050
Pascua-Lama	0.16 - 1.08% NSR	Barrick	Measured	8.16	0.037
			Indicated	62.39	0.035
			Inferred	7.28	0.027
Balcooma [12]	1.5% NSR	Kagara	Measured	0.00	0.000
			Indicated	1.20	0.011
			Inferred	0.63	0.018
Meekatharra	A$10.00 per gold ounce	Mercator Gold	Measured and Indicated	17.51	0.039
(Paddy's Flat)	produced		Inferred	8.74	0.040
Reedy’s Burnakura	1.5 - 2.5% NSR	ATW Gold	Measured	0.08	0.288
			Indicated	0.21	0.204
			Inferred	0.16	0.158

See footnotes to Table 2 on page 23.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Gold Additional Mineralized Material 1,2
as of December 31, 2008

PROPERTY	ROYALTY [3]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE GOLD GRADE (ounces per ton)
Siguiri	0.0 - 1.875% NSR	AngloGold Ashanti	Measured and Indicated	39.14	0.023
			Inferred	70.64	0.026
Taparko TB-GSR3	2.0% GSR	High River	Measured	0.00	0.000
			Indicated	0.00	0.000
			Inferred	1.27	0.073

See footnotes to Table 2 on page 23.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Silver Additional Mineralized Material 1,2
as of December 31, 2008

PROPERTY	ROYALTY [3]	OPERATOR	ADDITIONAL MINERALIZED MATERIAL	TONS OF MATERIAL (millions)	AVERAGE SILVER GRADE (ounces per ton)
Troy	2.0% GSR	Revett	Measured	38.26	1.43
			Indicated	10.93	0.91
			Inferred	0.00	0.00
Dolores [9]	2.0% NSR	Minefinders	Measured and Indicated	7.70	2.87
			Inferred	-	-
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	6.35	0.13
(Oxide)			Indicated	33.51	0.15
			Inferred	43.67	0.23
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	122.60	0.54
(Sulfide)			Indicated	555.26	0.54
			Inferred	777.80	0.49
Don Mario [11]	3.0% NSR	Orvana Minerals	Measured	1.86	1.25
(UMZ)			Indicated	4.98	1.30
			Inferred	0.35	1.19
El Toqui	1.0 - 3.0% NSR	Breakwater	Measured and Indicated	1.74	0.35
			Inferred	-	-
Martha	2.0% NSR	Coeur d'Alene	Measured	0.00	32.03
			Indicated	0.04	29.44
			Inferred	0.03	46.96
Balcooma [12]	1.5% NSR	Kagara	Measured	0.00	0.00
			Indicated	1.20	0.92
			Inferred	0.63	1.71

See footnotes to Table 2 on page 23.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Base Metals Additional Mineralized Material 1,2
as of December 31, 2008

COPPER
			ADDITIONAL	TONS OF	AVERAGE
			MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY	OPERATOR	MATERIAL	(millions)	(% Cu)
Robinson [8]	3.0% NSR	Quadra	Measured	572.95	0.43
			Indicated	146.71	0.30
			Inferred	88.88	0.28
Troy	2.0% GSR	Revett	Measured	38.26	0.71
			Indicated	10.93	0.41
			Inferred	-	-
Don Mario [11]	3.0% NSR	Orvana Minerals	Measured	1.86	1.26
(UMZ)			Indicated	4.98	1.49
			Inferred	0.35	1.63
El Toqui	1.0 - 3.0% NSR	Breakwater	Measured and Indicated	1.74	0.10
			Inferred	-	-
Balcooma [12]	1.5% NSR	Kagara	Measured	0.00	0.00
			Indicated	1.20	1.53
			Inferred	0.63	0.90

ZINC
			ADDITIONAL	TONS OF	AVERAGE
			MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY	OPERATOR	MATERIAL	(millions)	(% Zn)
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	122.60	0.55
(Sulfide)			Indicated	555.26	0.55
(DEV)			Inferred	777.80	0.56
El Toqui	1.0 - 3.0% NSR	Breakwater	Measured and Indicated	1.74	8.10
			Inferred	-	-
Balcooma [12]	1.5% NSR	Kagara	Measured	0.00	0.00
			Indicated	1.20	4.96
			Inferred	0.63	6.42

See footnotes to Table 2 on page 23.

TABLE 2 (cont.)
Royal Gold’s Royalty Portfolio
Base Metals and Other Additional Mineralized Material 1
as of December 31, 2008

LEAD
			ADDITIONAL	TONS OF	AVERAGE
			MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY	OPERATOR	MATERIAL	(millions)	(% Pb)
Peñasquito [10]	2.0% NSR	Goldcorp	Measured	122.60	0.19
(Sulfide)			Indicated	555.26	0.19
			Inferred	777.80	0.18
El Toqui	1.0 - 3.0% NSR	Breakwater	Measured and Indicated	1.74	0.44
			Inferred	-	-
Balcooma [12]	1.5% NSR	Kagara	Measured	0.00	0.00
			Indicated	1.20	2.41
			Inferred	0.63	2.32

POTASH
			ADDITIONAL	TONS OF	AVERAGE
			MINERALIZED	MATERIAL	GRADE
PROPERTY	ROYALTY	OPERATOR	MATERIAL	(millions)	(% K20)
Allan	$0.36 - $1.44/ ton	Potash Corporation of	Measured	1,270.95	25.90
	and $0.25/ton	Saskatchewan	Indicated	0.00	0.00
			Inferred	4,293.46	25.90

See footnotes to Table 2 on page 23.

FOOTNOTES TO TABLE 2

INFORMATION PROVIDED IN TABLE 2 SHOULD ALSO BE READ IN CONJUNCTION WITH FOOTNOTE INFORMATION PROVIDED IN TABLE 1 AS RELATED TO THE VARIOUS PROPERTIES

[1]
Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved.  The U.S. Securities and Exchange Commission does not recognize this term.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[2]
Some of the royalty operators are Canadian and Australian issuers.  Canadian and Australian issuers use the terms "mineral resources" and its subcategories "measured," "indicated" and "inferred" mineral resources.  For Canadian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform to the Canadian Institute of Mining, Metallurgy and Petroleum definitions of those terms as of the effective date of estimation, as required by National Instrument 43-101 of the Canadian Securities Administrators.  For Australian issuers, the definitions of "mineral resource," "measured mineral resource," "indicated mineral resource" and "inferred mineral resource" conform with the JORC Code. While such terms are recognized and required by Canadian and Australian regulations, the U.S. Securities and Exchange Commission does not recognize them.  In each case, the mineralized material reported hereunder are estimates previously disclosed by the relevant operator, without reference to the underlying data used to calculate the estimates.  Accordingly, Royal Gold is not able to reconcile the estimates prepared in reliance on National Instrument 43-101 or JORC Code with terms recognized by the U.S. Securities and Exchange Commission.  Investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted into reserves.

[3]
The additional mineralized material reported are either estimates received by the various operators or are based on royalty documentation material provided to Royal Gold or which is derived from recent publicly-available information from the operators of the various properties or various recent National Instrument 43-101 or JORC Code reports filed by operators.  Accordingly, Royal Gold is not able to reconcile the resource estimates prepared in reliance on National Instrument 43-101 or JORC Code with definitions of the U.S. Securities and Exchange Commission.

[4]	See royalty definitions on page 28.

[5]	NVR1 and GSR3 additional mineralized material are subsets of the additional mineralized material covered by GSR1 and GSR2 reserves.

[6]	The operator reported additional mineralization as non-reserve material and did not provide a breakdown.

[7]	The 2.0% NSR royalty interest covers the majority of six sections of land, containing a number of open pits, but does not cover the current mining in the Basalt/Antler area.

[8]	Additional mineralized material estimates include reserves at the request of the operator.

[9]	Dolores additional mineralized material numbers have not been updated since material was used for late 2008 commissioning activities.

[10]	Operator has reported estimates by material types. The sulfide material will be processed by milling. The oxide material will be processed by heap leaching.

[11]	The Don Mario additional mineralized material is contained in the upper mineralized zone (“UMZ”). The UMZ is currently the subject of a feasibility study which is not yet public.

[12]	A portion of the reported additional mineralized material may not be subject to Royal Gold's royalty interests.

NOTE:  Additional mineralized material was not reported by the operators for the following properties:  Canadian Malartic, Gold Hill, Mt. Goode, Pine Cove and Twin Creeks.

TABLE 3
Royal Gold’s Royalty Portfolio
Calendar Year 2009 Production Estimates 1

ROYALTY	OPERATOR	METAL	PRODUCTION [2]
UNITED STATES
Bald Mountain	Barrick	Gold	2,000 oz
Cortez-Pipeline GSR1	Barrick	Gold	345,296 oz
Cortez-Pipeline GSR2	Barrick	Gold	614 oz
Cortez-Pipeline GSR3	Barrick	Gold	345,910 oz
Cortez-Pipeline NVR1	Barrick	Gold	72,863 oz
Goldstrike (SJ Claims)	Barrick	Gold	440,879 oz
Leeville Mining Complex	Newmont	Gold	426,212 oz
Relief Canyon [3]	Firstgold	Gold	Not available
Robinson [4]	Quadra	Gold	100,000 oz
Robinson [4]	Quadra	Copper	140 million lbs
Troy [5]	Revett	Silver	1.7 million oz
Troy [5]	Revett	Copper	14.2 million lbs
Twin Creeks	Newmont	Gold	51,861 oz
Wharf	Goldcorp	Gold	57,500 oz
CANADA
Allan [3]	Potash Corporation of Saskatchewan	Potash	Not available
Williams	Barrick	Gold	166,019 oz
MEXICO
Dolores	Minefinders	Gold	100,000 oz
Dolores	Minefinders	Silver	2,000,000 oz
El Chanate	Capital Gold	Gold	55,000 oz
Mulatos	Alamos	Gold	145,000 oz

See footnotes to Table 3 on page 26.

TABLE 3 (cont.)
Royal Gold’s Royalty Portfolio
Calendar Year 2009 Production Estimates 1

ROYALTY	OPERATOR	METAL	PRODUCTION [2]
MEXICO (cont.)
Peñasquito	Goldcorp	Gold	70,000 oz
Peñasquito	Goldcorp	Silver	2.3 million oz
CENTRAL AND SOUTH AMERICA
El Limon	B2Gold	Gold	43,000 oz
Don Mario [3]	Orvana Minerals	Gold	Not available
El Toqui	Breakwater	Gold	36,000 oz
El Toqui	Breakwater	Silver	7,000 oz
El Toqui	Breakwater	Zinc	15 million lbs
Martha [4]	Coeur d’Alene	Gold	10,000 oz
Martha [4]	Coeur d’Alene	Silver	3 million oz
AUSTRALIA
Balcooma [3,4]	Kagara	Copper	Not available
Balcooma [3,4]	Kagara	Zinc	Not available
Reedy’s Burnakura	ATW Gold	Gold	35,000 oz
Mt. Goode (Cosmos) [6]	Xstrata	Nickel	35.3 million lbs
WEST AFRICA
Siguiri	AngloGold Ashanti	Gold	300,000 oz
Taparko TB-GSR1 and TB-GSR2 [3]	High River	Gold	63,000 oz [7]

See footnotes to Table 3 on page 26.

FOOTNOTES TO TABLE 3

INFORMATION PROVIDED IN TABLE 3 SHOULD ALSO BE READ IN CONJUNCTION WITH FOOTNOTE INFORMATION PROVIDED IN TABLE 1 AS RELATED TO THE VARIOUS PROPERTIES

[1]
The estimates and production reports are prepared by the operators of the mining properties.  Royal Gold does not participate in the preparation or verification of the operator’s estimates or production reports and has not independently assessed or verified the accuracy of such information.  Please refer to our cautionary statement regarding forward-looking statements and to the risk factors identified in our Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission for information regarding factors that could affect actual results.

[2]	Production estimates were provided by the various operators and are in ounces for gold and silver; pounds for copper, zinc, and nickel; and tons for potash.

[3]	The operators are in the process of updating or have not provided calendar 2009 production guidance.

[4]	Recovered metal is contained in concentrate and is subject to third party treatment charges and recovery losses.

[5]	Recovered metal is contained in concentrate and is subject to third party recovery losses.

[6]	Not all of the production may be attributable to Royal Gold’s royalty interest.

[7]	The operator provided a calendar 2009 production range between 63,000 to 76,000 ounces.

ROYALTY DEFINITIONS

The Company’s royalty portfolio contains several different types of royalties which are defined as follows:

Royalty - the right to receive a percentage or other denomination of mineral production from a resource extraction operation.

Gross Smelter Return (“GSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less, if applicable, certain contract-defined costs paid by or charged to the operator.

Net Smelter Return (“NSR”) Royalty - a defined percentage of the gross revenue from a resource extraction operation, less a proportionate share of incidental transportation, insurance, refining and smelting costs.

Net Value Royalty (“NVR”) - a defined percentage of the gross revenue from a resource extraction operation, less certain contract-defined transportation costs, milling costs and taxes.

Net Profits Interest Royalty (“NPI”) - a defined percentage of the gross revenue from a resource extraction operation, after recovery of certain contract-defined pre-production costs, and after deduction of certain contract-defined mining, milling, processing, transportation, administrative, marketing and other costs.

Gross Proceeds Royalty (“GPR”) - a royalty in which payments are made on contained ounces rather than recovered ounces.